Exhibit 10.59

AMENDMENT TO
STOCK PURCHASE AGREEMENT

This AMENDMENT (this “Amendment”) is made and entered into as of November 4, 2026, among T3 Defense Inc., a Delaware corporation (“Buyer”), KeepZone AI Inc., a Delaware corporation (the “Company”) and Nexera Technologies Ltd., an Israeli corporation (“Seller”), and amends the Stock Purchase Agreement dated October 26, 2026 among them (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

The Parties agree as follows:

Section 1. Purchase Price. The definition of the “Purchase Price” as provided in Section 2.2(a) of the Agreement is hereby amended by replacing “$1,000,000” with $1,539,800”.

Section 2. Equity Blocker. The definition of “Equity Blocker” as provided in Section 2.2(c) of the Agreement is hereby amended by replacing “4.9%” with “9.99%”.

Section 3. Reference. On and after the date hereof, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, and words of like import, and each reference to the Agreement in any other agreement, document or other instrument, shall mean, and be a reference to the Agreement, as amended by this Amendment.

Section 4. Miscellaneous. Except as expressly amended hereby, the Agreement remains in full force and effect. The provisions of Article VII of the Agreement shall apply to this Amendment, mutatis mutandis.

Remainder of Page Intentionally Omitted; Signature Pages to Follow

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

T3 DEFENSE INC.

By:	/s/ Menachem Shalom
Name: Menachem Shalom
Title: Chief Executive Officer

KEEPZONE AI INC.

By:	/s/ Alon Dayan
Name: Alon Dayan
Title: Chief Executive Officer

NEXERA TECHNOLOGIES LTD.

By:	/s/ Ronen Zalayet
Name: Ronen Zalayet
Title: Chief Financial Officer